EXHIBIT 10



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm as experts under the heading "Independent Accountants". Our reports covering the December 31, 2001 financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.



/s/ KPMG LLP




Hartford, Connecticut
February 6, 2003